EXHIBIT 10.1

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment made pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment

20080122.003.A.003

Between

StarTek, Inc.

And

AT&T Mobility LLC

AMENDMENT NO. 3

AGREEMENT NO. 20080122.003.C

This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 20080122.003.C, is by and between StarTek, Inc., (“Supplier”), and AT&T Mobility LLC, (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20080122.003.C on May 1, 2008 (the “Agreement”); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.     Exhibit B-1 entitled, Pricing for the Philippines is hereby incorporated into the Agreement by reference.

2.     Exhibit C-1 entitled, Program Descriptions for the Philippines is hereby incorporated into the Agreement by reference.

3.     Exhibit D-1 entitled, Philippines Hours of Operations and Training Durations for the Philippines is hereby incorporated into the Agreement by reference.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

The terms and conditions of Agreement No. 20080122.003.C in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20080122.003.C to be executed, as of the date the last Party signs.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

StarTek, Inc.		AT&T Mobility LLC, by its authorized agent AT&T Services, Inc.

By:	A. Laurence Jones	By:	/s/ Jewel Hornbuckle

Printed Name:	A. Laurence Jones	Printed Name:	Jewel Hornbuckle

Title:	President & CEO	Title:	Sr. Contract Manager

Date:	3-16-10	Date:	3/16/10

Exhibit B - 1

Pricing for the Philippines

For Services performed under this Order for Initial 320 Headcount based in StarTek Philippines Locations. Supplier shall be compensated in accordance with the pricing shown below:

PROGRAM NAME	CONSUMER CARE
LOCATION	Ortigas, Philippines
BILLABLE HOUR RATE (0-6 months of Production)	$[*]*
BILLABLE HOUR RATE (6-18 months of Production)	$[*]*
DRUG SCREEN & BACKGROUND CHECK	[*]*
OVERTIME & HOLIDAY RATE (by Site)	Premium Rate: [*]% premium above the Billable Hour Rate
New Hire/Growth $[*]
Nesting $[*]
TRAINING RATE	[*]
All Attrition: [*]

*Ramp Specific Notes

•      The pricing above is for the initial ramp to [*] headcount, supporting AT&T Consumer.

•      For this Ramp of [*], [*].

•      Production rate of $[*] only applies to the first [*] months of production for this ramp to [*].  The [*]-month dates starts at the time of the first customer call is handled by an agent, and runs for [*] calendar months.

Notes:

CSR tenure is determined based on the hire date of such CSR on any AT&T Mobility program.  Except as otherwise stated in the Order, the total amount payable by AT&T Mobility for the Services shall be determined by applying the stated rate of compensation to the Services actually performed by Supplier. The Premium and Overtime Rate shall apply if Supplier is able to and AT&T Mobility agrees to offer premium and overtime hours (to the extent such hours are in excess of 40 hours per week per CSR).  Holiday Rates

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

shall apply based on applicable Holidays at the Site.  Philippine Holidays (applicable only in the Philippines):  New Years Day (January 1), Maundy (April 2), Good Friday (Same as US/Canada), Araw ng Kagitingan (Nearest Monday to April 9),  Labor Day (May 1) Independence Day (Monday nearest to June 12), Ninoy Aquino Day (Monday nearest to August 21), National Heros Day (Last Monday of August), All Saints Day (November 1), Bonifacio Day (Monday nearest to November 30), Additional Special Day (December 24th), Christmas Day (December 25th), Rizal Day (Nearest Monday December 30), Last Day of the Year (December 31st) Should AT&T Mobility request that Supplier provide Services for the Program on any of the Holidays listed, AT&T Mobility shall compensate Supplier at the Holiday Rate as listed herein.

a.     Should AT&T Mobility request that Supplier provide Services for the Program on any of the Holidays listed, AT&T Mobility shall compensate Supplier at the Holiday Rate as listed herein.

b.     Domestic Inbound/Outbound telecom.  AT&T Mobility shall be client of record on the (800) service.  Subject to AT&T Mobility’s prior written approval of usage, domestic inbound and outbound telecom charges shall be a direct pass through.

c.     Postage, shredding, express mail, printing, and courier services, trunking and circuits, reproduction (other than re attrition training which is borne by Supplier), and travel (Pre-approved by AT&T Mobility) will all be charged at Supplier’s cost [*] in accordance with Exhibit 9 of the Agreement.

d.     Clerical Support $[*] per hour (not to exceed forty (40) hours per week without prior approval of the AT&T Mobility contact identified in 2.1 of this Order.  Functions shall include, but not be limited to, the following tasks:

•   [*]

•   [*]

•   [*]

•   [*]

•   [*]

•   [*]

•   [*]

•   [*]

•   [*]

•   [*]

•   [*]

e.     Any Nesting will be billed at the Nesting rate set forth here in Exhibit B.  The Conversion rate will apply for training required when CSRs are transferred from one AT&T program to another AT&T program where “Conversion” training is required.

f.      Launch Support Costs

AT&T has requested StarTek to provide North American Support for M&P, Commitment Team and ICU between 60-90 days of launch. Pricing is as follows:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

Position	Quantity	North American Pricing
ICU	[*]	[*]
Commitment Agent	[*]	[*]
M&P Clerical	[*]	$[*] per hour
M&P Specialist	[*]	[*]

Tenure Scale		North American Pricing
BILLABLE HOUR RATE BASED ON CSR TENURE IN MONTHS	0-6 Ms	$	[*]
	7-12 Ms	$	[*]
	12+ Ms	$	[*]

These costs will be invoiced through the North American Site’s invoice, from which the support is being provided.

Exhibit C - 1

Program Descriptions for the Philippines

Program Name	Program Description Functions shall include, but may not be limited to, the following tasks:	Program Projects by Sites Any changes to the mix of Program project(s) supported by Site shall be subject to Exhibit 5 of the Agreement.
Customer Service Experience (“CSE”).	[*]	Includes: CSE work in Ortigas
Transfer of Business Responsibility (“ToBR”)	[*]	Includes: National ToBR work in Ortigas

Exhibit D - 1

Hours of Operations and Training Durations for the Philippines

Program Names	Project	Site	Hours of Operation	Maximum New Hire Days	Maximum New Hire Transition or Nesting Days
Customer Service Experience (“CSE”)	North Central CSE	Ortigas	[*]	[*]	[*]
Transfer of Business Responsibility (“ToBR”)	National	Ortigas	[*]	[*]	[*]